SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 28, 2004

                     FIRST FEDERAL FINANCIAL SERVICES, INC.
                 ----------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Federal                      000-50820                 37-1413556
  --------------------------      ---------------------        ---------------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


300 St. Louis Street, Edwardsville, Illinois                         62025
--------------------------------------------                         -----
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (618) 656-6200
                                                     --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)




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Items 5. Other Events

         On June 28, 2004, First Federal Financial Services, Inc. (the "Registrant") issued a press release reporting that it had completed its initial stock offering. The Registrant sold 1,764,027 shares of common stock at $10.00 per share in a subscription offering. In addition, the Registrant issued 2,156,027 shares to Fist Federal Financial Services, MHC. The shares of the Registrant will trade on the Nasdaq SmallCap Market under the symbol "FFFS."


Item 7.  Financial Statements and Exhibits

(c)      Exhibits.

                  Exhibit No.               Description
                  -----------               -----------

                      99                Press release dated June 28, 2004




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       FIRST FEDERAL FINANCIAL SERVICES, INC.



DATE:    June 29, 2004                 By: /s/ Larry W. Mosby
                                           -------------------------------------
                                           Larry W. Mosby
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibit is filed as part of this report:

                  Exhibit No.               Description
                  -----------               -----------

                      99                Press release dated June 28, 2004